Northwestern Mutual Series Fund, Inc.
Long-Term U.S. Government Bond Portfolio
Supplement Dated July 1, 2025 to the
Summary Prospectus for the Long-Term U.S. Government Bond Portfolio Dated May 1, 2025
The following information supplements the Summary Prospectus for the Long-Term U.S. Government Bond Portfolio of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2025 (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.
Portfolio Managers Update – Long-Term U.S. Government Bond Portfolio
Stephen Rodosky, Managing Director of Pacific Investment Management Company LLC, has announced his plans to retire. As a result, he will no longer serve as a portfolio manager for the Portfolio, effective December 31, 2025.
Additionally, effective June 30, 2025, Tim Crowley joined Stephen Rodosky and Michael Cudzil as a co-portfolio manager for the Long-Term U.S. Government Bond Portfolio. Accordingly, the “Portfolio Managers” information set forth under the “Summary – PORTFOLIO MANAGEMENT” section is hereby deleted and replaced with the following:
“Portfolio Managers:  Stephen Rodosky, joined PIMCO in 2001 and is a Managing Director in PIMCO’s Newport Beach office. He has managed the Portfolio since 2007.
Michael Cudzil, joined PIMCO in 2012 and is a Managing Director in PIMCO’s Newport beach office. He has managed the Portfolio since February 2016.
Tim Crowley, joined PIMCO in 2008 and is an Executive Vice President in PIMCO’s Newport Beach Office. He has managed the Portfolio since June 2025.”
Please retain this Supplement for future reference.